Exhibit a.9

                           HARRIS INSIGHT FUNDS TRUST

                          AMENDMENT DATED MAY 18, 2006
                          ----------------------------
                          TO THE DECLARATION OF TRUST
                          ---------------------------

                           HARRIS INSIGHT FUNDS TRUST

                          AMENDMENT DATED MAY 18, 2006
                          ----------------------------
                          TO THE DECLARATION OF TRUST
                          ---------------------------

         Article I, Section 1.1 of the Trust's Declaration of Trust is amended to read as follows (additions are underscored and deletions are struck-through):

         Section 1.1.   Name. The name of the trust created hereby is
         ------------   ----
[begin strike-through] Harris Insight Funds Trust [end strike-through] Phoenix
                                                                       -------
Insight Funds Trust (the "Trust").
-------------------

         Article I, Section 1.2 (q) of the Trust's Declaration of Trust is amended to read as follows (additions are underscored and deletions are struck through):

         (q) "Trust" means [begin strike-through] Harris Insight Funds Trust
             -------
[end strike-through] Phoenix Insight Funds Trust.
                     ---------------------------

         IN WITNESS WHEREOF, the undersigned, being a majority of all of the Turstees of the Trust, have executed this instrument as of this 18th day of May,
                                                                ----       ---
2006.

                                        /s/ C. G. Gerst
                                        ----------------------------------------
                                        C. Gary Gerst


                                        ----------------------------------------
                                        John W. McCarter, Jr.


                                        /s/ Paula Wolff
                                        ----------------------------------------
                                        Paula Wolff